                           ATLANTIC RICHFIELD COMPANY

                                   35,000,000
                     % EXCHANGEABLE NOTES DUE         , 199

               (SUBJECT TO EXCHANGE INTO SHARES OF COMMON STOCK,
         PAR VALUE $1.00 PER SHARE, OF LYONDELL PETROCHEMICAL COMPANY)

                                 ------------

                             UNDERWRITING AGREEMENT

                                                                          , 1994

Goldman, Sachs & Co.,
Merrill Lynch, Pierce, Fenner & Smith
 Incorporated,
Salomon Brothers Inc
  As representatives of the several Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

  Atlantic Richfield Company, a Delaware corporation ("ARCO"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 35,000,000 Exchangeable Notes (the "Firm Notes") and, at the election of the Underwriters, up to 4,921,400 additional Exchangeable Notes (the "Optional
Notes") of   % Exchangeable Notes due         , 199  of ARCO to be issued under
an Indenture (the "Indenture") dated as of January 1, 1992, between ARCO and The Bank of New York, as Trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of May 1, 1994 between ARCO and the Trustee (collectively, the "Indenture") (the Firm Notes and the Optional Notes which the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Notes"). At maturity (including as a result of acceleration or otherwise), the principal amount of each Note will be mandatorily exchanged by ARCO into a number of shares of Lyondell Common Stock (or, at ARCO's option, cash with an equal value) at the rate specified in the ARCO Prospectus (as defined below).

  In connection with the foregoing and pursuant to the registration rights agreement dated as of the date hereof, between ARCO and Lyondell Petrochemical Company (the "Registration Rights Agreement"), Lyondell Petrochemical Company, a Delaware corporation ("Lyondell"), has filed with the Securities and Exchange Commission (the "Commission") a registration statement with respect to 35,000,000 shares of the common stock of Lyondell, par value $1.00 per share (the "Lyondell Common Stock), plus an additional 4,921,400 of shares of Lyondell Common Stock to the extent the Underwriters exercise their over-allotment option with respect to the Notes, for sale by ARCO as a selling stockholder (to the extent ARCO shall so elect to deliver Lyondell Common Stock to holders of the Notes at maturity thereof pursuant to the terms of the Notes), which registration statement is referred to in Section 1 of this Agreement.

  1. Lyondell represents and warrants to, and agrees with, each of the Underwriters and ARCO that:

    (a) Lyondell meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Commission, a registration statement on Form S-3 in respect of the Lyondell Common Stock deliverable by ARCO upon maturity of the Firm Notes and Optional Notes; such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; and no stop orders suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, being hereinafter called a "Lyondell Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Lyondell Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, being hereinafter called the "Lyondell Prospectus");

    (b) No order preventing or suspending the use of any Lyondell Preliminary Prospectus has been issued by the Commission, and each Lyondell Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Lyondell by an Underwriter or by ARCO through you expressly for use therein;

    (c) The documents incorporated by reference in the Lyondell Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Lyondell Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Lyondell by ARCO or any Underwriter through you expressly for use therein;

    (d) The Lyondell Registration Statement conforms, and the Lyondell Prospectus and any further amendments or supplements to the Lyondell Registration Statement or the Lyondell Prospectus will conform, in all material respects to the requirements of the Act and the Exchange Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Lyondell Registration Statement and any amendment thereto and as of the applicable filing date as to the Lyondell Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to Lyondell by an Underwriter or by ARCO through you expressly for use therein;

    (e) Neither Lyondell nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Lyondell Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or as a result of court or governmental action, order or decree, otherwise than as set forth or contemplated in the Lyondell Prospectus; and, since the respective dates as of which information is given in the Lyondell Registration Statement and the Lyondell Prospectus, there has not been any change in the capital stock or long-term debt of Lyondell or any of its subsidiaries or any material adverse change or, to the best knowledge of any executive officer of Lyondell, any development that Lyondell reasonably believes would result in a prospective material adverse change, in or affecting the business, management, financial condition or results of operations of Lyondell and its subsidiaries, otherwise than as set forth or contemplated in the Lyondell Prospectus;

    (f) Lyondell and its subsidiaries have good title in fee simple to all material real property and good title to all material personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Lyondell Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by Lyondell and its subsidiaries; and any material property and buildings held under lease by Lyondell and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by Lyondell and its subsidiaries; provided, that "material property" shall be deemed to include properties that in the aggregate would be deemed to be material, even though no single property, when viewed individually, would be deemed to be material;

    (g) Each of Lyondell and Lyondell Refining Company ("Lyondell Refining") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Lyondell Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to be so qualified would not have a material adverse effect on Lyondell and its subsidiaries taken as a whole; Lyondell does not have any "significant subsidiary" within the meaning of the Act other than Lyondell Refining, and Lyondell Refining's interest in LYONDELL-CITGO Refining Company Ltd. is as described in the Lyondell Prospectus;

    (h) Lyondell has an authorized capitalization as set forth in the Lyondell Prospectus, and all of the issued shares of capital stock of Lyondell have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of Lyondell Refining have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by Lyondell, free and clear of all liens, encumbrances, equities or claims;

    (i) Other than as set forth in or contemplated by the Lyondell Prospectus, there are no legal or governmental proceedings pending to which Lyondell or any of its subsidiaries is a party or of which any property of Lyondell or any of its subsidiaries is the subject which, if determined adversely to Lyondell or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of Lyondell and its subsidiaries; and, to the best of Lyondell's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

    (j) Neither Lyondell nor any of its subsidiaries, nor any of their joint ventures or affiliates (as defined in the rules and regulations of the Commission under the Act) does business with the government of Cuba or with any person or affiliate located in Cuba, and Lyondell and its subsidiaries are in compliance with all laws and regulations of the State of Florida relating to issuers of securities that are doing business with Cuba; and

    (k) Neither the offering of the shares of Lyondell Common Stock pursuant to the Lyondell Registration Statement and the Lyondell Prospectus attached as Appendix A to the ARCO Prospectus, the compliance by Lyondell with all of the provisions of this Agreement, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the charter or by-laws of Lyondell or the terms of any indenture or other material agreement or instrument to which Lyondell or Lyondell Refining is a party or bound, or any order or regulation applicable to Lyondell or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Lyondell or any of its subsidiaries.

  2. ARCO represents and warrants to, and agrees with, each of the Underwriters that:

    (a) ARCO meets the requirements for the use of Form S-3 under the Act and has filed with the Commission a registration statement on Form S-3 in respect of the Firm Notes and Optional Notes; such registration statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; and no stop orders suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, being hereinafter called a "ARCO Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective, each as amended at the time such part of the registration statement became effective, being hereinafter called the "ARCO Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, being hereinafter called the "ARCO Prospectus");

    (b) No order preventing or suspending the use of any ARCO Preliminary Prospectus has been issued by the Commission, and each ARCO Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Exchange Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to ARCO by an Underwriter or by Lyondell through you expressly for use therein;

    (c) The documents incorporated by reference in the ARCO Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the ARCO Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to ARCO by Lyondell or any Underwriter through you expressly for use therein.

    (d) The ARCO Registration Statement conforms, and the ARCO Prospectus and any further amendments or supplements to the ARCO Registration Statement or the ARCO Prospectus will conform, in all material respects to the requirements of the Act and the Exchange Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the ARCO Registration Statement and any amendment thereto and as of the applicable filing date as to the ARCO Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to ARCO by an Underwriter or by Lyondell through you expressly for use therein;

    (e) On the effective date of the ARCO Registration Statement and at the Time of Delivery the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the rules thereunder; provided, however, that ARCO makes no representations or warranties as to (i) that part of the ARCO Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee:

    (f) Neither ARCO nor any of its subsidiaries, nor any of their joint ventures or affiliates (as defined in the rules and regulations of the Commission under the Act) does business with the government of Cuba or with any person or affiliate located in Cuba, and ARCO and its subsidiaries are in compliance with all laws and regulations of the State of Florida relating to issuers of securities that are doing business with Cuba; and

    (g) ARCO has good and marketable title to 39,921,400 shares of Lyondell Common Stock and owns such shares free and clear of all liens, encumbrances, equities or claims.

  3. Subject to the terms and conditions herein set forth, (a) ARCO agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from ARCO, at a purchase price per Note of $ . . . . . . the number of Firm Notes set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Notes as provided below, ARCO agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from ARCO, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Notes as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Notes by a fraction, the numerator of which is the maximum number of Optional Notes which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of the Optional Notes which all of the Underwriters are entitled to purchase hereunder.

  ARCO hereby grants to the Underwriters the right to purchase at their election up to 4,921,400 Optional Notes, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Notes. Any such election to purchase Optional Notes may be exercised only by written notice from you to ARCO, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Notes to be purchased and the date on which such Optional Notes are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 5 hereof) or, unless you and ARCO otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

  4. Upon the authorization by you of the release of the Firm Notes, the several Underwriters propose to offer the Firm Notes for sale upon the terms and conditions set forth in the ARCO Prospectus.

  5. Certificates for the Notes (in definitive form, if applicable) to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Goldman, Sachs & Co. may request upon at least seventy-two hours' prior notice to ARCO, shall be delivered by or on behalf of ARCO to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of ARCO in New York Clearing House funds, all at the office of Cravath, Swaine & Moore, Worldwide Plaza, 825 Eighth Avenue, New York, New York 10019. The time and date of such delivery and payment shall be, with respect to the Firm Notes, 10:00 a.m. New
York time, on . . . . . . . . . , 1994, or at such other time and date as you and ARCO may agree upon in writing, and, with respect to the Optional Notes, 7:00 a.m., New York time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase such Optional Notes, or at such other time and date as you and ARCO may agree upon in writing. Such time and date for delivery of the Firm Notes is herein called the "First Time of Delivery," such time and date for delivery of the Optional Notes, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." Unless the Notes are represented by global securities, such certificates will be made available for checking and packaging at least twenty-four hours prior to each Time of Delivery at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004.

  6. Lyondell agrees with each of the Underwriters:

    (a) To prepare the Lyondell Prospectus in a form approved by you and to file such Lyondell Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Lyondell Registration Statement or Lyondell Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when the Lyondell Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Lyondell Prospectus or any amended Lyondell Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Lyondell Preliminary Prospectus or prospectus, of the suspension of the qualification of the Lyondell Common Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Lyondell Registration Statement or Lyondell Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Lyondell Preliminary Prospectus or prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

    (b) Promptly from time to time to take such action as you may reasonably request to qualify the Lyondell Common Stock for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the offering of the Lyondell Common Stock being made in connection with the offering by ARCO of the Notes, provided that in connection therewith Lyondell shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

    (c) To furnish the Underwriters with copies of the Lyondell Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required under the Act at any time in connection with the offering or sale of the Notes and if at such time any event shall have occurred as a result of which the Lyondell Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Lyondell Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Lyondell Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Lyondell Prospectus or a supplement to the Lyondell Prospectus which will correct such statement or omission or effect such compliance;

    (d) To make generally available to its securityholders as soon as practicable, but in any event not later than twelve months after the effective date of the Lyondell Registration Statement (as defined in Rule 158(c)), an earnings statement of Lyondell and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of Lyondell, Rule 158);

    (e) During the period beginning from the date hereof and continuing to and including the date 120 days after the date of the Lyondell Prospectus, not to offer, sell, contract to sell or otherwise dispose of any shares of Lyondell Common Stock or permit the registration under the Act of any shares of Lyondell Common Stock (other than the Lyondell Common Stock offered pursuant to the ARCO Prospectus and the Lyondell Prospectus and shares issued pursuant to employee benefit plans, stock option plans or other employee compensation plans exisiting on the date hereof), or any security convertible into or exchangeable for such stock without your prior written consent; and provided, however, Lyondell may, without such consent, offer and sell shares of Lyondell Common Stock in transactions exempt from the registration requirements of the Act, provided that the purchasers in such transactions are prohibited from offering for sale, selling or otherwise disposing of, directly or indirectly, any of the shares of Lyondell Common Stock so acquired by them for the remainder of such 120-day period;

    (f) To furnish to the Trustee in sufficient quantities for transmission to the holders of the Notes Lyondell's reports on Forms 10-K and 10-Q as soon as practicable after such reports are required to be filed with the Commission;

    (g) To take such action as may be reasonably necessary to comply with the rules and regulations of the NYSE in respect of the listing and offering of the Lyondell Common Stock in connection with the offering by ARCO of the Notes; and

    (h) To deliver to ARCO, copies of the opinions and certificates delivered pursuant to Section 9(c), (d) and (k), in each case also addressed to ARCO or otherwise entitling ARCO to rely on such opinions and certificates as if they were so addressed.

  7. ARCO agrees with each of the Underwriters:

    (a) To prepare the ARCO Prospectus in a form approved by you and to file such ARCO Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the ARCO Registration Statement or ARCO Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when the ARCO Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the ARCO Prospectus or any amended ARCO Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any ARCO Preliminary Prospectus or prospectus, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the ARCO Registration Statement or ARCO Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any ARCO Preliminary Prospectus or prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

    (b) Promptly from time to time to take such action as you may reasonably request to qualify the Notes for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes, provided that in connection therewith ARCO shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

    (c) To furnish the Underwriters with copies of the ARCO Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required under the Act at any time in connection with the offering or sale of the Notes and if at such time any event shall have occurred as a result of which the ARCO Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such ARCO Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the ARCO Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended ARCO Prospectus or a supplement to the ARCO Prospectus which will correct such statement or omission or effect such compliance;

    (d) To make generally available to its securityholders as soon as practicable, but in any event not later than twelve months after the effective date of the ARCO Registration Statement (as defined in Rule 158(c)), an earnings statement of ARCO and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including at the option of the Company Rule 158);

    (e) During the period beginning from the date hereof and continuing to and including the date 120 days after the date of the ARCO Prospectus, not to offer, sell, contract to sell or otherwise dispose of any Lyondell Common Stock or any security convertible into or exchangeable for such stock without your prior written consent;

    (f) To furnish to the holders of the Notes ARCO's reports on Forms 10-K and 10-Q as soon as practicable after such reports are required to be filed with the Commission;

    (g) To use its best efforts to list, subject to notice of issuance, the Notes on the New York Stock Exchange; and

    (h) To deliver to Lyondell, copies of the opinion and certificates delivered pursuant to Section 9(e) and (l), in each case also addressed to Lyondell or otherwise entitling Lyondell to rely on such opinions and certificates as if they were so addressed.

  8. ARCO covenants and agrees with the several Underwriters that ARCO will pay or cause to be paid the following: (i) the fees, disbursements and expenses of ARCO's and Lyondell's accountants and of Lyondell's counsel in connection with the registration of the Notes under the Act and all other expenses in connection with the preparation, printing and filing of each of the ARCO Registration Statement and the Lyondell Registration Statement, any ARCO and Lyondell Preliminary Prospectus and each of the ARCO and Lyondell Prospectuses and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, and any other documents in connection with the offering, purchase, sale and delivery of the Notes and Lyondell Common Stock; (iii) all expenses in connection with the qualification of the Notes and Lyondell Common Stock for offering and sale under state securities laws as provided in Sections 6(b) and 7(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey, provided that such fees of counsel shall not exceed $25,000; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Notes and the Lyondell Common Stock; (v) the cost of preparing certificates; (vi) the cost and charges of any transfer agent or registrar; and (vii) all other costs and expenses incident to the performance of the obligations of ARCO and Lyondell hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 10 and Section 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Notes and the Lyondell Common Stock by them, and any advertising expenses connected with any offers they may make.

  9. The obligations of the Underwriters hereunder, as to the Notes to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of Lyondell and ARCO herein are, at and as of such Time of Delivery, true and correct, the condition that Lyondell and ARCO shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

    (a) Each of the ARCO Prospectus and Lyondell Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5 (a) hereof; no stop order suspending the effectiveness of the ARCO Registration Statement or the Lyondell Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

    (b) Cravath, Swaine & Moore, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the validity of the Notes being delivered at such Time of Delivery, each of the ARCO Registration Statement and Lyondell Registration Statement, each of the ARCO Prospectus and Lyondell Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information from Lyondell or ARCO, as the case may be, as they may reasonably request to enable them to pass upon such matters;

    (c) Jeffrey R. Pendergraft, Vice President and General Counsel of Lyondell, shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

      (i) each of Lyondell and Lyondell Refining has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Lyondell Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, so as to require such qualification, except where the failure to be so qualified would not have a material adverse effect on Lyondell and its subsidiaries taken as a whole; Lyondell does not have any "significant subsidiary" within the meaning of the Act other than Lyondell Refining, and Lyondell Refining's interest in LYONDELL-CITGO Refining Company Ltd. is as described in the Lyondell Prospectus;

      (ii) all the outstanding shares of capital stock of Lyondell and Lyondell Refining have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Lyondell Prospectus, all outstanding shares of capital stock of Lyondell Refining are owned by Lyondell either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

      (iii) Lyondell's authorized equity capitalization is as set forth in the Lyondell Prospectus; and the Lyondell Common Stock conforms in all material respects to the description thereof contained in the Lyondell Prospectus;

      (iv) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving Lyondell or any of its subsidiaries, of a character required to be disclosed in the Lyondell Registration Statement which is not adequately disclosed in the Lyondell Prospectus, and there is no franchise, contract or other document of a character required to be described in the Lyondell Registration Statement or Lyondell Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Lyondell Prospectus describing any legal proceeding or material contracts or agreements (including the contracts and agreements referred to in subparagraph
    (ix) below) relating to Lyondell fairly summarize such matters;

      (v) the Lyondell Registration Statement and the Lyondell Prospectus and any further amendments and supplements thereto made by Lyondell prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; and such counsel has no reason to believe that, as of its effective date, the Lyondell Registration Statement or any further amendment thereto made by Lyondell prior to such Time of Delivery (other than the financial statements and related statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Lyondell Prospectus or any further amendment or supplement thereto made by Lyondell prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of such Time of Delivery, either the Lyondell Registration Statement or the Lyondell Prospectus or any further amendment or supplement thereto made by Lyondell prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

      (vi) this Agreement has been duly authorized, executed and delivered by Lyondell;

      (vii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by Lyondell of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction, in respect of the Lyondell Common Stock in connection with the purchase and distribution of the Notes by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

      (viii) neither the offering of the shares of Lyondell Common Stock pursuant to the Lyondell Registration Statement and the Lyondell Prospectus attached as Appendix A to the ARCO Prospectus, the compliance by Lyondell with all of the provisions of this Agreement, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the charter or by-laws of Lyondell or the terms of any indenture or other material agreement or instrument known to such counsel and to which Lyondell or Lyondell Refining is a party or bound, or any order or regulation known to such counsel to be applicable to Lyondell or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Lyondell or any of its subsidiaries;

      (ix) each of (1) the Amended and Restated Limited Liability Company Regulations of LYONDELL-CITGO Refining Company Ltd. between Lyondell Refining and CITGO Refining Investment Company, (2) the Performance Guarantee and Control Agreement between Lyondell and CITGO Petroleum Corporation ("CITGO") and (3) the Contribution Agreement between Lyondell and LYONDELL-CITGO Refining Company Ltd. ("LCR") have been duly authorized, executed and delivered by Lyondell or Lyondell Refining, as the case may be, and constitutes a legal, valid and binding instrument enforceable against Lyondell and/or Lyondell Refining in accordance with its terms (i) except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and
    (ii) except that the enforceability of Section 13.13 of the Regulations, Section 10 of the Performance Guarantee and comparable provisions of the Contribution Agreement are subject to the limitations imposed by the United States Foreign Sovereign Immunities Act of 1976. Each of (A) the Crude Supply Agreement between Lagoven S.A. and LCR,
    (B) the Supplemental Supply Agreement between Petroleos de Venezuela S.A. and LCR, and (C) the Product Sales Agreement between CITGO Petroleum Corporation and LCR have been duly authorized, executed and delivered by LCR and constitutes a legal, valid and binding instrument enforceable against LCR in accordance with its terms (i) except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors' rights generally and by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (ii) except that the enforceability of such agreements are subject to the limitations imposed by the United States Foreign Sovereign Immunities Act of 1976;

      (x) no holders of securities of Lyondell other than ARCO have rights to the registration of Lyondell Common Stock under the Lyondell Registration Statement; and

      (xi) the documents incorporated by reference in the Lyondell Prospectus or any further amendment or supplement thereto made by Lyondell prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading.

    In giving the opinion set forth in this subsection (c), such counsel may state that he expresses no opinion as to the laws of any jurisdiction outside the United States; and such counsel may rely (A) as to matters including the application of laws of any jurisdiction other than the laws of the United States, the State of Texas and the General Corporation Law of Delaware, and as to any other matter to which you consent (which consent shall not be unreasonably withheld), to the extent specified in such opinion, upon the opinion of other counsel whom he believes to be reliable (provided that such counsel shall so state in his opinion), and (B) as to matters of fact, on certificates of officers and representatives of Lyondell and of public officials; and such counsel will not be required to verify independently the accuracy or completeness of information or documents forwarded to him or her with respect to the Lyondell Registration Statement or the Lyondell Prospectus (or any such further amendment or supplement thereto); any such opinions of other counsel referred to in clause (A) shall specifically state that such opinions may be relied upon by the Underwriters and their counsel.

    (d) Mayor, Day, Caldwell & Keeton, L.L.P., special outside counsel to Lyondell, shall have furnished you with a letter, dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that: they have participated in certain conferences with officers and other representatives of Lyondell, representatives of the independent accountants of Lyondell and with your representatives, at which the contents of the Lyondell Registration Statement and the Lyondell Prospectus and related matters were discussed; they have not, however, conducted any independent investigation with respect to the accuracy, completeness or fairness of the statements contained in the Lyondell Registration Statement and the Lyondell Prospectus; although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Lyondell Registration Statement and the Lyondell Prospectus, they advise you that, on the basis of the foregoing (relying as to materiality, often to a significant extent, upon analyses, judgments and opinions of officers and other representatives of Lyondell), no facts have come to their attention which lead them to believe that, as of its effective date, the Lyondell Registration Statement or any further amendment thereto made by Lyondell prior to such Time of Delivery (other than the financial statements, related schedules and other related financial information and data therein, as to which such counsel need not comment) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Lyondell Prospectus or any further amendment or supplement thereto made by Lyondell prior to such Time of Delivery (other than the financial statements, related schedules and other related financial information and data therein, as to which such counsel need not comment) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of such Time of Delivery, either the Lyondell Registration Statement or the Lyondell Prospectus or any further amendment, or supplement thereto made by Lyondell prior to such Time of Delivery (other than the financial statements, related schedules and other related financial information and data therein, as to which such counsel need not comment) contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

    (e) Francis X. McCormack, General Counsel of ARCO, shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

      (i) each of ARCO and its significant subsidiaries (as defined in the Act) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the ARCO Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

      (ii) all the outstanding shares of capital stock of each such subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the ARCO Prospectus, all outstanding shares of capital stock of such subsidiaries are owned by ARCO either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

      (iii) ARCO's authorized equity capitalization is as set forth in the ARCO Prospectus; the Notes conform to the description thereof contained in the ARCO Prospectus; and, if the Notes are to be listed on the New York Stock Exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or ARCO has filed, or has undertaken to file, a preliminary listing application and all required supporting documents with respect to the Notes with the New York Stock Exchange and such counsel has no reason to believe that the Notes will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;

      (iv) the Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against ARCO in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); and the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of ARCO entitled to the benefits of the Indenture;

      (v) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving ARCO or any of its subsidiaries, of a character required to be disclosed in the ARCO Registration Statement which is not adequately disclosed in the ARCO Prospectus, and there is no franchise, contract or other document of a character required to be described in the ARCO Registration Statement or ARCO Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the ARCO Prospectus describing any legal proceeding or material contracts or agreements relating to ARCO fairly summarize such matters;

      (vi) the ARCO Registration Statement and the ARCO Prospectus and any further amendments and supplements thereto made by ARCO prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; and such counsel has no reason to believe that, as of its effective date, the ARCO Registration Statement or any further amendment thereto made by ARCO prior to such Time of Delivery (other than the financial statements and related statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the ARCO Prospectus or any further amendment or supplement thereto made by ARCO prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of such Time of Delivery, either the ARCO Registration Statement or the ARCO Prospectus or any further amendment or supplement thereto made by ARCO prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

      (vii) such counsel does not know of any amendment to the ARCO Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the ARCO Registration Statement or required to be described in the ARCO Registration Statement or the ARCO Prospectus which are not filed or described as required;

      (viii) this Agreement has been duly authorized, executed and delivered by ARCO;

      (ix) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Notes by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

      (x) neither the issue and sale of the Notes, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the Certificate of Incorporation or By-Laws of ARCO or the terms of any indenture or other agreement or instrument known to such counsel and to which ARCO or any of its subsidiaries is a party or bound, or any order or regulation known to such counsel to be applicable to ARCO or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over ARCO or any of its subsidiaries;

      (xi) the documents incorporated by reference in the ARCO Prospectus or any further amendment or supplement thereto made by ARCO prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading; and

      (xii) to the best knowledge of such counsel ARCO has good and marketable title to 39,921,400 shares of Lyondell Common Stock and owns such shares free and clear of all liens, encumbrances, equities and claims.

  In giving the opinion set forth in this subsection (e), such counsel may state that he expresses no opinion as to the laws of any jurisdiction outside the United States; and such counsel may rely (A) as to matters including the application of laws of any jurisdiction other than the laws of the United States, the

State of California and the General Corporation Law of Delaware, and as to any other matter to which you consent (which consent shall not be unreasonably withheld), to the extent specified in such opinion, upon the opinion of other counsel whom he believes to be reliable (provided that such counsel shall so state in his opinion), and (B) as to matters of fact, on certificates of officers and representatives of ARCO and of public officials; and such counsel will not be required to verify independently the accuracy or completeness of information or documents forwarded to him or her with respect to the ARCO Registration Statement or the ARCO Prospectus (or any such further amendment or supplement thereto); any such opinions of other counsel referred to in clause
(A) shall specifically state that such opinions may be relied upon by the Underwriters and their counsel.

  (f) At each Time of Delivery, Coopers & Lybrand shall have furnished to you on behalf of each of Lyondell and ARCO and, at the date hereof, on behalf of Lyondell, a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

  (g) Since the respective dates as of which information is given in each of the ARCO Prospectus and the Lyondell Prospectus, there shall not have been any change in the capital stock, working capital or long-term debt of either ARCO and its consolidated subsidiaries or Lyondell and its consolidated subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of ARCO and its consolidated subsidiaries or of Lyondell and its consolidated subsidiaries otherwise than as set forth or contemplated in the ARCO Prospectus and the Lyondell Prospectus, as applicable, the effect of which is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes being delivered at such Time of Delivery on the terms and in the manner contemplated in the ARCO Prospectus;

  (h) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded ARCO's debt securities or Lyondell's debt securities by any nationally recognized statistical rating organization, as that term is defined by the Commission for purposes of Rule 436(g) (2) under the Act and
(ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of ARCO's or Lyondell's debt securities;

  (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or a suspension or material limitation by the Commission or the New York Stock Exchange, in trading in ARCO's or Lyondell's Common Stock; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or Venezuela or the declaration by the United States or Venezuela of a national emergency or war, if the effect of any such event specified in this clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated by the ARCO Prospectus;

  (j) The Notes to be sold by ARCO at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange; and

  (k) Lyondell shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of Lyondell satisfactory to you as to the accuracy of the representations and warranties of Lyondell herein at and as of such Time of Delivery, as to the performance by Lyondell of all of its obligations hereunder to be performed at or prior to such Time of Delivery, stating that (i) no stop order suspending the effectiveness of the Lyondell Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with; and (ii) since the respective dates as of which information is given in the Lyondell

Prospectus there shall not have been any change in the capital stock, working capital or long-term debt of Lyondell and its subsidiaries or any material adverse change, or, to the best knowledge of such executive officers of Lyondell, after reasonable investigation, any development that Lyondell reasonably believes would result in a prospective material adverse change, in or affecting the business, management, financial condition or results of operations of Lyondell and its subsidiaries otherwise than as set forth or contemplated in the Lyondell Prospectus and as to such other matters as you may reasonably request.

  (l) ARCO shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of ARCO satisfactory to you as to the accuracy of the representations and warranties of ARCO herein at and as of such Time of Delivery, as to the performance by ARCO of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (g) of this Section and as to such other matters as you may reasonably request.

  10. (a) In consideration of receiving the following benefits in respect of the offering of the Notes by ARCO: (1) the Notes provide a method for the orderly disposition of ARCO's investment in Lyondell; (2) the Lyondell Common Stock will have additional liquidity in the market; (3) ARCO has agreed to refrain from certain actions more fully described in the ARCO Prospectus; (4) in connection with the Notes transaction, Lyondell will receive
            [to be filled in as applicable upon agreement re pipeline assets]; and (5) ARCO has agreed to pay Lyondell's defense costs in the event of litigation arising out of the offering of the Notes, Lyondell will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in(i) any Lyondell Preliminary Prospectus, the Lyondell Registration Statement or the Lyondell Prospectus, or any amendment or supplement thereto, or (ii) any ARCO Preliminary Prospectus, the ARCO Registration Statement or the ARCO Prospectus, or any amendment or supplement thereto, and made in reliance upon and in conformity with written information furnished to ARCO by Lyondell expressly for use therein, or arise out of or are based upon the omission or alleged omission to state in the documents referred to in clauses (i) and (ii) above a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that Lyondell shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Lyondell Preliminary Prospectus, the Lyondell Registration Statement or the Lyondell Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to ARCO or Lyondell by any Underwriter through you expressly for use therein; and provided, further, that Lyondell shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Lyondell Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Notes to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Lyondell Prospectus (excluding documents incorporated by reference) or of the Lyondell Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if Lyondell has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Lyondell Preliminary Prospectus which was identified in writing at such time to such Underwriter and corrected in the Lyondell Prospectus (excluding documents incorporated by reference) or in the Lyondell Prospectus as then amended or supplemented (excluding documents incorporated by reference).

  (b) ARCO will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in (i) any ARCO Preliminary Prospectus, the ARCO Registration Statement or the ARCO Prospectus, or any amendment or supplement thereto, or (ii) any Lyondell Preliminary Prospectus, the Lyondell Registration Statement, or the Lyondell Prospectus, or any amendment or supplement thereto, and made in reliance upon and in conformity with written information furnished to Lyondell by ARCO expressly for use therein, or arise out of or are based upon the omission or alleged omission to state in the documents referred to in clauses (i) and (ii) above a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that ARCO shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any ARCO Preliminary Prospectus, the ARCO Registration Statement or the ARCO Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to ARCO or Lyondell by any Underwriter through you expressly for use therein; and provided, further, that ARCO shall not be liable to any Underwriter under the indemnity agreement in this subsection (b) with respect to any ARCO Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Notes to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the ARCO Prospectus (excluding documents incorporated by reference), as the case may be, or of the ARCO Prospectus as then amended or supplemented (excluding documents incorporated by reference), as the case may be, in any case where such delivery is required by the Act if ARCO has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the ARCO Preliminary Prospectus which was identified in writing at such time to such Underwriter and corrected in the ARCO Prospectus (excluding documents incorporated by reference) or in the ARCO Prospectus as then amended or supplemented (excluding documents incorporated by reference).

  (c) ARCO will have joint and several liability with Lyondell in respect of the indemnification set forth in subsection (a) above; provided, however, that ARCO shall be obligated to make payment to an indemnified party in respect thereof only if such indemnified party shall first have made demand for payment against Lyondell in respect of subsection (a) above and Lyondell shall have failed to pay all or any portion of such demand by such indemnified party within 30 days following such demand. In such case, ARCO will, only to the extent of such non-payment of such demand, be obligated to make payment to such indemnified party pursuant to the indemnification provisions of subsection (a) above. In the event ARCO makes any payment to any indemnified party in respect of the indemnification set forth in this subsection (c), such indemnified party shall assign to ARCO such of its claims against Lyondell pursuant to the indemnification provisions set forth in this subsection (c) or in subsection
(a) above as have been discharged by ARCO pursuant to the provisions of this subsection (c); provided that until the indefeasible payment in full to such indemnified party of all its claims against Lyondell arising pursuant to this subsection (c) or subsection (a) above, ARCO shall have no right by way of subrogation or otherwise as a result of the payment of any sums hereunder. With respect to any claim against Lyondell assigned or transferred by way of subrogation to ARCO pursuant to the provisions of this subsection (c), ARCO shall assume exclusively the character, attributes, properties and rights of the indemnified party whose claim ARCO shall have paid pursuant to this subsection (c) and Lyondell shall be entitled to raise in any action or proceeding brought by ARCO against Lyondell in respect of any such claim assigned or transferred by way of subrogation to ARCO pursuant to the provisions of this subsection (c) only such defenses, whether at law or in equity, which Lyondell would have been entitled to raise against the indemnified party in an action or proceeding brought at such time by the indemnified party against Lyondell pursuant to the provisions of subsection (a) above.

  (d) Each Underwriter will indemnify and hold harmless ARCO and Lyondell against any losses, claims, damages or liabilities to which ARCO or Lyondell may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any ARCO or Lyondell Preliminary Prospectus, the ARCO or Lyondell Registration Statement or the ARCO or Lyondell Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any ARCO or Lyondell Preliminary Prospectus, the ARCO or Lyondell Registration Statement or the ARCO or Lyondell Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to ARCO or Lyondell by such Underwriter through you expressly for use therein; and will reimburse ARCO and Lyondell for any legal or other expenses reasonably incurred by ARCO or Lyondell in connection with investigating or defending any such action or claim as such expenses are incurred.

  (e) Promptly after receipt by an indemnified party under subsection (a),
(b), (c) or (d) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable out-of-pocket costs of investigation. If the indemnifying party is either ARCO or Lyondell, and you are the indemnified party, ARCO or Lyondell, as the case may be, shall not be liable for the expenses of more than one separate counsel for you (except for expenses of local counsel, if necessary), which counsel shall be approved by you.

  (f) If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a),
(b), (c) or (d) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party (provided, that for purposes only of this subsection (f) Lyondell shall not be deemed to be an indemnifying party and ARCO shall be deemed to be an indemnifying party in lieu of Lyondell under subsection (a) above) shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by ARCO on the one hand and the Underwriters on the other from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of ARCO and Lyondell on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by ARCO on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by ARCO bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Notes purchased under this Agreement, in each case as set forth in the table on the cover page of the ARCO Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by ARCO and Lyondell on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. ARCO and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection
(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (f) to contribute are several in proportion to their respective underwriting obligations and not joint.

  (g) The obligations of ARCO and Lyondell under this Section 10 shall be in addition to any liability which ARCO or Lyondell may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 10 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of ARCO or Lyondell and to each person, if any, who controls ARCO or Lyondell within the meaning of the Act.

  11. (a) If any Underwriter shall default in its obligation to purchase the Notes which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Notes on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Notes, then ARCO shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Notes on such terms. In the event that, within the respective prescribed periods, you notify ARCO that you have so arranged for the purchase of such Notes, or ARCO notifies you that it has so arranged for the purchase of such Notes, you or ARCO shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the ARCO Registration Statement or the ARCO Prospectus, or in any other documents or arrangements, and ARCO agrees to file promptly any amendments to the ARCO Registration Statement or the ARCO Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Notes.

  (b) If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Underwriter or Underwriters by you and ARCO as provided in subsection (a) above, the aggregate number of such Notes which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Notes to be purchased at such Time of Delivery, then ARCO shall have the right to require each non-defaulting Underwriter to purchase the number of Notes which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting

Underwriter to purchase its pro rata share (based on the number of Notes which such Underwriter agreed to purchase hereunder) of the Notes of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

  (c) If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Underwriter or Underwriters by you and ARCO as provided in subsection (a) above, the aggregate number of such Notes which remains unpurchased exceeds one-eleventh of the aggregate number of all the Notes to be purchased at such Time of Delivery, or if ARCO shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Notes of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of ARCO to sell the Optional Notes) shall thereupon terminate, without liability on the part of any nondefaulting Underwriter or ARCO, except for the expenses to be borne by ARCO and the Underwriters as provided in Section 8 hereof and the indemnity and contribution agreements in Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

  12. The respective indemnities, agreements, representations, warranties and other statements of ARCO, Lyondell and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or ARCO or Lyondell, or any officer or director or controlling person of ARCO or Lyondell, and shall survive delivery of and payment for the Notes.

  13. If this Agreement shall be terminated pursuant to Section 11 hereof, (a) ARCO shall not then be under any liability to any Underwriter except as provided in Section 8 and Section 10 hereof and (b) Lyondell shall not then be under any liability to any Underwriter except as provided in Section 10 hereof, but, if for any other reason, any Notes are not delivered by or on behalf of ARCO as provided herein, ARCO will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Notes not so delivered, but ARCO shall then be under no further liability to any Underwriter in respect of the Notes not so delivered except as provided in
Section 8 and Section 10 hereof.

  14. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

  All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., at 85 Broad Street, New York, N.Y. 10004, Attention: Registration Department; and if to ARCO shall be delivered or sent by mail, telex or facsimile transmission to the address of ARCO set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 10(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to ARCO by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

  15. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, ARCO, Lyondell and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of ARCO or Lyondell and each person who controls ARCO or Lyondell or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Notes from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

  16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

  17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

  18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

  If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, ARCO and Lyondell. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to ARCO for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                          Very truly yours,

                                          Atlantic Richfield Company

                                          By:
                                            -------------------------------
                                            Name:
                                            Title:


                                          Lyondell Petrochemical Company

                                          By:
                                            -------------------------------
                                            Name:
                                            Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith  Incorporated
Salomon Brothers Inc

By:
  -------------------------------
      (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                   SCHEDULE I

                                                             NUMBER OF OPTIONAL
                                                                NOTES TO BE
                                             TOTAL NUMBER OF    PURCHASED IF
                                               FIRM NOTES      MAXIMUM OPTION
                UNDERWRITER                  TO BE PURCHASED     EXERCISED
                -----------                  --------------- ------------------
Goldman, Sachs & Co. .......................
Merrill Lynch, Pierce, Fenner & Smith
 Incorporated...............................
Salomon Brothers Inc........................
                                               ----------        ---------
    Total...................................   35,000,000        4,921,400
                                               ==========        =========

                                    ANNEX I

  Pursuant to Section 9(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

  (i) They are independent certified public accountants with respect to the Company* and its Subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

  (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

  (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements which were included in the Prospectus;

  (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its Subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its Subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

      (A) the unaudited interim consolidated statements of income and cash flows and consolidated balance sheets included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder, or any material modifications should be made to such financial statements for them to be in conformity with generally accepted accounting principles;

      (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited interim consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

      (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

- --------
 * The "Company" shall mean ARCO or Lyondell, as applicable.

      (D) any unaudited pro forma condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

      (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the common stock or any increase in the consolidated long-term debt of the Company and its subsidiaries or changes in other items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes which the Prospectus discloses have occurred or may occur or which are described in such letter; and

      (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause
    (E) there were any decreases in consolidated sales and other operating revenues (including excise taxes) or in the total or per share amounts of income before cumulative effect of changes in accounting principle or of net income or changes in other items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

    (v) In addition to the audit referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Registration Statement and the Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 2, 6 and 7 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation or, in certain cases, with schedules prepared by the Company.

                                      A-2